Filed with the U.S. Securities and Exchange Commission on April 29, 2021
1933 Act Registration File No. 333-206240
1940 Act File No. 811-23084
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	113	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	116	[	X	]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 765-6115

Ryan L. Roell, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:

Marco Adelfio Goodwin Procter LLP 1900 N Street, NW Washington, DC 20036

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 113 to the Registration Statement on Form N-1A of Series Portfolios Trust (the “Trust”) is being filed to update the financial and other information in the prospectus and statement of additional information included herein of MProved Systematic Merger Arbitrage Fund, a series of the Trust (the “Fund”), and to make certain non-material changes to the Registration Statement with respect to the Fund as deemed appropriate by the Trust.

MProved Systematic Merger Arbitrage Fund

Investor Class
(Trading Symbol: MMAJX)

Institutional Class
(Trading Symbol: MMAQX)

Prospectus

April 30, 2021

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MProved Systematic Merger Arbitrage Fund

Each a Series of Series Portfolios Trust (the “Trust”)

Summary Section

MProved Systematic Merger Arbitrage Fund

Investment Objective
The MProved Systematic Merger Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (on shares held 30 days or less, as a percentage of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses
Dividends and Interest on Short Positions	0.04%	0.04%
All Other Expenses	1.86%	1.86%
Total Other Expenses	1.90%	1.90%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses	3.48%	3.23%
Fee Waiver and Expense Reimbursement(2)	-1.74%	-1.74%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.74%	1.49%

(1)Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, which only reflect the direct operating expenses incurred by the Fund.

(2)Magnetar Asset Management LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.37% of the average daily net assets of each share class of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2022 and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only in the first year of the periods shown in the Example. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$177	$906	$1,658	$3,641
Institutional Class Shares	$152	$832	$1,537	$3,411

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund did not hold any long term investments; therefore, a portfolio turnover rate is not applicable as to the average value of the Fund’s portfolio.

Principal Investment Strategy

Under normal conditions, the Adviser pursues the Fund’s investment objective through a predominantly rules-based merger arbitrage strategy.

Merger arbitrage involves investing, directly or indirectly, in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions, spin-offs, divestitures or stock or bond repurchases. While the Fund may invest directly in the equity securities of such companies, the Fund generally obtains long and short exposure to equity securities via swap contracts. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will obtain long exposure to shares of the target, in anticipation of the price of the shares rising, and in the case of a stock-for-stock transaction, the Fund will also obtain short exposure to the shares of the acquirer, in anticipation of the price of the shares falling. In either case the Fund seeks to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Because the Fund’s strategy typically seeks to profit from the spread, rather than the market overall or any one issuer, the Adviser believes that the Fund will normally have relatively low correlation to the overall performance of stock markets. Returns in merger arbitrage transactions can be affected by a variety of factors, however, including, for example: (1) the risk-free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

A merger arbitrage strategy requires quantitative skills to value complex merger offers and to measure and manage portfolio downside risk. In addition, performance for the strategy is cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate and other factors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

While the Adviser predominantly relies on its systematic rule-set, it also uses its active, practitioner’s lens to analyze positions ‘deal-by-deal’ and at a portfolio level, thereby providing a confirmatory assessment. The Adviser applies its rules systematically and constantly uses its practitioner experience to assess whether new information and data points may require re-examination of any of the systematic rules.

The Fund may invest in companies that are announced as targets of merger transactions, or that are publicly known to be under consideration for such transactions – both friendly as well as hostile. Although the Fund typically invests across a variety of industries and sectors, the Adviser may invest a significant percentage of the Fund’s assets in a single or small number of industries or sectors. The Fund may invest globally (including in emerging markets), but currently focuses on North America, Western Europe, and Australia. Securities in which the Fund invests may be denominated in U.S. dollars or foreign currencies. Because the strategy depends on the availability of merger arbitrage opportunities, there may be times when the Fund holds a significant amount of cash and/or cash equivalents.

In executing the Fund’s strategy, the Adviser expects to employ leverage, as permitted by the 1940 Act, and to use a variety of hedging techniques including short selling. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. The Fund’s use of leverage will vary depending on market conditions, and at times may be significant. The Fund may use derivatives (including equity total return swaps, options on stocks or stock indexes, futures contracts, options on futures contracts, forward currency contracts and swaps). When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents. The Fund may invest in real estate investment trusts (“REITs”); other investment companies; restricted securities; when-issued securities; and new issues or IPOs. The Fund may also engage in securities lending.

The Adviser may consider a variety of factors in determining when to enter and exit its positions in a target company, including, but not limited to: (1) whether losses associated with the position will exceed certain levels; (2) upon completion or failure of the transaction; (3) passage of time after the announcement of the transaction; (4) subsequent developments related to the acquiring or target company that make the position no longer an attractive investment; or (5) at any time in the Adviser’s discretion.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging the Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”). When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks.
The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on the Fund and/or its returns.
Systematic Trading Risk. The Adviser bases trading decisions predominantly on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from past behavior. The Fund may incur substantial trading losses during periods when markets behave substantially differently from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.
Merger Arbitrage and Event Driven Risk. The Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
The success of the Fund’s merger-arbitrage strategy depends in part on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. The Fund may incur significant losses unwinding its merger arbitrage and event driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.
Active Management Risk. The Fund is an actively managed rules-based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.
Borrowing Risk. The Fund is permitted to borrow money (or engage in transactions that are economically similar to borrowing money) which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, potentially magnifying losses. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.
Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by the Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that the Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund invests in derivatives for hedging and non-hedging purposes. Derivatives can be volatile, and the Fund could experience a loss if its derivatives do not perform as anticipated, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.
Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and OTC derivative transactions and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency.
Hedging Risk. The Fund may utilize derivatives both for investment purposes and hedging purposes. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty.
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.
Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket.
Equity Securities Risk. Stock markets are volatile. The prices of equity securities, such as common stocks and preferred securities, will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.
High Portfolio Turnover Risk. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and will reduce Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Leverage Risk. Some transactions may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.
Large Shareholder Risk. The risk that certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.
Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Different sectors of the market and different security types may react differently to in response to adverse issuer, regulatory, political, or economic developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such market environment changes may adversely affect the performance of a model and amplify losses. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.
Market Turbulence Resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on investments in the Fund.
Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.
New Issue Risk. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Other Investment Companies Risk. The Fund may invest in shares of investment companies. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
REITs Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.
Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Short Selling Risk. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).
U.S. Government Securities Risk. U.S. government securities are subject to market and interest rate risk. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or used a different valuation methodology.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund’s Institutional Class Shares performance for each calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.mprovedalts.com or by calling the Fund toll-free at 833-MPROVED (833-677-6833).

Calendar Year Returns as of December 31
Institutional Class

10.00%
5.00%
0.00%
(5.00)%
7.00%
3.62%
-0.87%
2018
2019
2020

During the period shown in the bar chart, the best performance for a quarter was 5.95% (for the quarter ended June 30, 2018) and the worst performance was -4.20% (for the quarter ended March 31, 2018).

Average Annual Total Return as of December 31, 2020
	1 Year	Since Inception (January 1, 2018)
Institutional Class
Return Before Taxes	-0.87%	3.20%
Return After Taxes on Distributions	-1.04%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	-0.52%	1.92%
Investor Class
Return Before Taxes	-1.07%	2.95%
ICE BofA Merrill Lynch 3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.67%	1.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. The return after taxes on distributions and sale of fund shares is higher than other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that may benefit the investor.

Management

Investment Adviser
Magnetar Asset Management LLC is the Fund’s investment adviser.

Portfolio Manager
Devin Dallaire, Portfolio Manager, is the portfolio manager responsible for the day-to-day management of the Fund’s portfolio. Mr. Dallaire has managed the Fund since its inception in January 2018.

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail to MProved Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by contacting the Fund by telephone at 833-MPROVED (833-677-6833) or through a financial intermediary. You may also purchase or redeem shares by wire. Investors who wish to purchase, redeem, or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment	$100	$100
Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objective

The Fund’s investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders. The Trust, however, will provide shareholders with 30 days’ prior notice of any such change.

Principal Investment Strategy

Under normal conditions, the Adviser pursues the Fund’s investment objective through a rules-based merger arbitrage strategy.

Merger arbitrage involves investing, directly or indirectly, in equity securities (including common, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock) of a company that is involved in a significant corporate event, including, but not limited to merger or acquisition transactions, spin-offs, divestitures or stock or bond repurchases. While the Fund may invest directly in the equity securities of such companies, the Fund generally obtains long and short exposure to equity securities via swap contracts. Merger arbitrage is a highly specialized investment strategy generally designed to profit from the successful completion of such transactions. Although the Fund may employ a variety of strategies depending upon the nature of the transaction selected for investment, generally, the Fund’s merger arbitrage strategy will involve purchasing the shares of an announced acquisition target company (i.e. a “target company”) at a discount to their expected value upon completion of the transaction. The size of this discount, referred to as the “spread”, represents the potential profit on such an investment. The higher the probability of completion of the transaction, the closer the target company stock trades to the value offered by the acquirer. Typically, in an announced cash-for-stock or stock-for-stock transactions, the Fund will obtain long exposure to shares of the target, in anticipation of the price of the shares rising, and in the case of a stock-for-stock transaction, the Fund will also obtain short exposure to the shares of the acquirer, in anticipation of the price of the shares falling. In either case the Fund seeks to capture that difference, or spread, with the expectation of realizing the price differentials if and when the transaction closes.

Because the Fund’s strategy typically seeks to profit from the spread, rather than the market overall or any one issuer, the Adviser believes that the Fund will normally have relatively low correlation to the overall performance of stock markets. Returns in merger arbitrage transactions can be affected by a variety of factors, however, including, for example : (1) the risk-free rate of return at the time of investment (i.e. the interest an investor would expect from an absolutely risk-free investment over a specified period of time); (2) the likelihood that a transaction will be completed or not, and the gains or losses resulting from each outcome; (3) market risk; (4) the possibility that the transaction will fail to complete due to market factors; and (5) a risk premium paid to merger arbitrage investors.

A merger arbitrage strategy requires quantitative skills to value complex merger offers and to measure and manage portfolio downside risk. In addition, performance for the strategy is cyclical and varies with market conditions. Sourcing for such investments depends upon there being transactions in the marketplace. The general characteristics of announced mergers vary over time, making the available universe of transactions more attractive at certain times than others. These characteristics include, among other things, the nature of the buyer, the conditions for closing as described in merger agreements, financing requirements, current regulatory climate and other factors.

The Adviser’s merger arbitrage strategy is a predominantly process-driven risk arbitrage strategy, i.e. one in which the Fund invests in a broad number of targets of merger transactions meeting certain criteria with the intention of systematically capturing risk arbitrage-specific premium. The Adviser believes that the imposition of various transaction selection filters and position sizing and leverage parameters may improve the ability of an investor such as the Fund to capture and enhance the risk arbitrage-specific premium. Selection filters include, without limitation, market capitalization, such as restrictions on investments in securities of issuers with market capitalizations less than $100 million. Position sizing may be measured both in terms of absolute value of a transaction as well as the expected potential lost on any particular position. The transaction selection filters and parameters that the Adviser utilizes in pursuing the strategy have elements that may change over time.

The Fund may invest in companies that are announced as targets of merger transactions, or that are publicly known to be under consideration for such transactions – both friendly as well as hostile. Although the Fund typically invests across a variety of industries and sectors, the Adviser may invest a significant percentage of the Fund’s assets in a single or small number of industries or sectors. The Fund may invest globally (including emerging markets), but currently focuses on North America, Western Europe, and Australia. Securities in which the Fund invests may be denominated in U.S. dollars or foreign currencies. Because the strategy depends on the availability of merger arbitrage opportunities, there may be times when the Fund holds a significant amount of cash and/or cash equivalents.

In executing the Fund’s strategy, the Adviser expects to employ leverage, as permitted by the 1940 Act, and to use a variety of hedging techniques including short selling. In a short sale transaction, the Fund will borrow a security and sell it at the current market price in the anticipation of buying the security at a lower price prior to the time the Fund is obligated to return the security to the owner. The Fund’s use of leverage will vary depending on market conditions, and at times may be significant. The Fund may use derivatives (including equity total return swaps, options on stocks or stock indexes, futures contracts, options on futures contracts, forward currency contracts and swaps). When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments, and may therefore hold a significant portion of its assets in cash and/or cash equivalents. The Fund may invest in real estate investment trusts (“REITs”); other investment companies; restricted securities; when-issued securities; and new issues or IPOs. The Fund may also engage in securities lending.

The Adviser may consider a variety of factors in determining when to enter and exit its positions in a target company, including, but not limited to: (1) whether losses associated with the position will exceed certain levels; (2) upon completion or failure of the transaction; (3) passage of time after the announcement of the transaction; (4) subsequent developments related to the acquiring or target company that make the position no longer an attractive investment; or (5) at any time in the Adviser’s discretion.

The Fund may engage in active and frequent trading of portfolio securities.

Temporary Defensive Positions. The Fund may also hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investment for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. The Fund may also hold a significant amount of short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The Fund’s principal risks have been previously identified and are described below.

Model Risk. The Adviser relies heavily on quantitative models and information and data both developed by the Adviser and those supplied by third parties, rather than granting trade-by-trade discretion to the Adviser’s investment professionals. Models and data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights and to assist in hedging the Fund’s investments. Models and data are known to have errors, omissions, imperfections and malfunctions (collectively, “System Events”). When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks. Although the models are primarily systematic, discretionary decision-making by the Adviser during research, creation and implementation may ultimately result in the models making unprofitable trades. In certain circumstances, the Adviser may determine to turn a model off, and any decision not to trade may potentially cause the Fund to miss opportunities or lose money.
The Adviser seeks to reduce the incidence and impact of System Events through a certain degree of internal testing and real-time monitoring, and the use of independent safeguards in the overall portfolio management system and often, in the software code itself. Despite such testing, monitoring and independent safeguards, System Events may result in, among other things, the failure to execute anticipated trades, delays to the execution of anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data, the failure to take certain hedging or risk reducing actions and/or the taking of actions which increase certain risk(s)—all of which may have materially negative effects on the Fund and/or its returns.
The Fund’s investment strategies are highly reliant on the gathering, cleaning, culling and analysis of large amounts of data. Accordingly, models rely heavily on appropriate data inputs. However, it is not possible or practicable to factor all relevant, available data into forecasts and/or trading decisions of the models. The Adviser will use its discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models take into account to produce forecasts that may have an impact on ultimate trading decisions. In addition, due to the automated nature of data gathering, the volume and depth of data available, the complexity and often manual nature of data cleaning, and the fact that the substantial majority of data comes from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, the Adviser at all times. If incorrect data is fed into even a well-founded model, it may lead to a System Event subjecting the Fund to loss. Further, even if data is input correctly, “model prices” anticipated by the data through the models may differ substantially from market prices, especially for securities with complex characteristics, such as derivatives.
Where incorrect or incomplete data is available, the Adviser may, and often will, continue to generate forecasts and make trading decisions based on the data available to it. Additionally, the Adviser may determine that certain available data, while potentially useful in generating forecasts and/or making trade decisions, is not cost effective to gather due to either the technology costs or third-party vendor costs and, in such cases, the Adviser will not utilize such data. There is no guarantee that any specific data or type of data will be utilized in generating forecasts or making trading decisions with respect to the models, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions underlying the models will be the most accurate data available or free of errors. The foregoing risks associated with gathering, cleaning, culling and analyzing large amounts of data are an inherent part of investing in quantitative and systematic strategies.
When models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon will expose the Fund to risks. For example, by relying on models and data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful and, when determining the net asset value of the Fund, any valuations of the Fund’s investments that are based on valuation models may prove to be incorrect. In addition, models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. Furthermore, in unforeseen or certain low-probability scenarios, often involving a market disruption of some kind, models may produce unexpected results which may or may not be System Events.

Errors in models and data are often extremely difficult to detect, and the difficulty of detecting System Events may be exacerbated by the lack of design documents or specifications. Regardless of how simple their detection appears in retrospect, some System Events will go undetected for long periods of time and some will never be detected. The degradation or impact caused by these System Events can compound over time. Finally, the Adviser will detect certain System Events that it chooses, in its sole discretion, not to address or fix, and the third party software will lead to System Events known to the Adviser that it chooses, in its sole discretion, not to address or fix. The Adviser believes that the testing and monitoring performed on its models will enable the Adviser to identify and address certain System Events by correcting the underlying issue(s) giving rise to the System Events or limiting the use of the models, generally or in a particular application. System Events and their risks and impact are an inherent part of investing in quantitative and systematic strategies.
The Adviser utilizes third-party trade execution algorithms on behalf of the Fund. System Events related to these third-party systems are outside of the control of the Adviser. Furthermore, the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Even if the Adviser’s models and portfolio management system function correctly, the failure of a third-party management system could prevent orders from being disseminated in the proper manner. Accordingly, any such failure could result in large losses to the Fund.
The Fund will bear the risks associated with the reliance on models and data including that the Fund will bear all losses related to System Events unless otherwise determined by the Adviser in accordance with its internal policies or as may be required by applicable law.
As market dynamics shift over time, due to factors such as changed market conditions and participants, a previously highly successful model could become outdated or inaccurate, perhaps without the Adviser’s recognizing that fact before substantial losses are incurred. There can be no assurance that the Adviser will be successful in developing and maintaining effective quantitative models.
Systematic Trading Risk. The Adviser bases certain trading decisions on systematic mathematical analysis of past price behavior. The future profitability of these strategies depends, in part, upon the assumption that the future price behavior will not be materially different from the past. The Fund may incur substantial trading losses during periods when markets behave substantially different from the period in which the Adviser’s models are derived. The systematic trading methods used by the Adviser are fundamentally dependent on automated and computerized technology which may contain programming errors or which may ineffectively incorporate or translate the data collected.
Merger Arbitrage and Event Driven Risk. A principal risk associated with merger arbitrage and event driven investing is that the Adviser’s rules-based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
The success of the Fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, the Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.
If, in a transaction in which the Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, the Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.
The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.
The Fund may invest in and/or hold positions in a company where the Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Adviser determined doing so was in the Fund’s best interests.
Active Management Risk. The Fund is an actively managed rules-based investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.
Borrowing Risk. The Fund is permitted to borrow money to the extent permitted by the 1940 Act (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, potentially magnifying losses. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.
Convertible Securities Risk. Convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In general, a convertible security performs more like a stock when the underlying stock’s price is high (because it is assumed that it will be converted into the stock) and more like a bond when the underlying stock’s price is low (because it is assumed that it will mature without being converted). “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock. Convertible securities generally have less potential for gain or loss than common stocks.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. Accordingly, any hedging of currency exposure that is implemented by the Fund will primarily involve hedging back to the U.S. dollar, but in certain circumstances may involve other hedging activities. There is no assurance that the Fund will attempt to hedge its overall currency exposure, or, if it does engage in hedging activity, that this activity will be effective.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s Adviser, distributor, other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund may invest in derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount. New regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Volatility Risk. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
Counterparty Credit Risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and OTC derivative transactions and securities lending transactions depend in large part on the creditworthiness of the parties to the transactions. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.
In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.
Hedging Risk. The Fund may utilize derivatives both for investment purposes and hedging purposes. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus potentially offsetting a decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by the Fund.
Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.
Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.
In addition, the CFTC and various exchanges impose speculative position limits on the maximum net long or net short position a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, the Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, the Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts to avoid exceeding such limits.
When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.
Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include mortgage to be announced securities (“TBAs”) in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise enter into, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.
Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.
Options. Options trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the security or other instrument underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying security or other instrument in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.
Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.
Contract for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.
Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.
Preferred Securities. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Adviser may incorrectly analyze the security. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend. In either case, such an event would result in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.
Event Driven Strategies Risk. Event-driven investing requires the Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. The Adviser’s rules based evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, may prove incorrect and the Fund’s return on the investment may be negative or the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.
Foreign Investments and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including those located in foreign and developing countries. These securities involve special risks. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries.
The non-U.S. securities in which the Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.
A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.
High Portfolio Turnover Risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and will reduce Fund returns accordingly. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Large Shareholder Risk. Certain account holders may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and increase the risk that the Fund will lose more than it has invested.
Legal and Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is expected to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular.
It is impossible to predict what, if any, changes in regulations may occur, but any regulations that restrict the ability of the Fund to trade in securities or commodities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
The U.S. government and the European Union have enacted or are in the process of enacting new regulations for the derivatives market, including clearing, margin, leverage, reporting, and registration requirements. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.
Legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques. For example, in October 2016 the SEC adopted a rule that imposes additional compliance obligations and reporting restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds.

In addition, recent rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such transactions. It is unclear what impact these rules will have on the Fund’s strategy and performance.
The Fund and the Adviser may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund, or such regulations could change in ways unfavorable to the Fund’s investments. For instance, if a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, citizens of the United Kingdom (the “UK”) approved a referendum to leave the EU. In March 2017, the UK formally notified the European Council of the UK’s intention to withdraw from the EU. This formal notification began a multi-year period of negotiations regarding the terms of the United Kingdom’s exit from the EU, which formally occurred on January 31, 2020, followed by an 11-month transition period which concluded December 31, 2020. An agreement between the United Kingdom and the EU governing their future relationship with respect to trading good and services became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.
In addition, shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Fund. Such regulations may have a significant impact on shareholders or the operations of the Fund. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in restricted, distressed, non-exchange traded, and/or privately placed securities. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Different sectors of the market and different security types may react differently to in response to adverse issuer, regulatory, political, or economic developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such market environment changes may adversely affect the performance of a model and amplify losses. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally. Accordingly, the Fund may underperform the broad equity markets under certain market conditions, such as periods when there is rapid appreciation in the equity markets.
Market Turbulence Resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
Market Capitalization Risk. (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund invests in small-, mid-, or large- cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.
New Issue Risk. “New issues” are initial public offerings (“IPOs”) of securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and, therefore, investors should not rely on past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Other Investment Companies Risk. The Fund may invest in shares of investment companies, including money market funds, which invest in a wide range of instruments designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index). The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, including money market funds, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
Real Estate and REIT Investment Risk. Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional, and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, and the economy and consumer perception in general.
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 331/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Adviser may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Short Selling Risk. The Fund may engage in short sales. Selling equity, debt, convertible or other securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price.

Irrespective of the risk control objectives of the Fund’s multi-asset approach, such a high degree of leverage necessarily entails a high degree of risk. (See “Leverage Risk”).
An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude the Fund from entering into short sales or otherwise taking short positions that the Adviser believes could be advantageous to the Fund. The Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates). When the Fund enters into a short sale, it also must maintain a segregated account of cash or cash equivalents equal to its margin requirements. As a result, the Fund may be required to maintain high levels of cash or other highly liquid instruments at times when the Fund engages in short sales, which could limit the Fund’s ability to pursue other investment opportunities with respect to those assets.
U.S. Government Securities Risk. The Fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. Although U.S. government securities may be backed or guaranteed by the U.S. government, not all U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while other may be backed only by the credit of the issuing agency or instrumentality. U.S. government securities carry at least some risk of non-payment. In addition, in recent years, credit rating agencies have shown some concern about the U.S. government’s ability to repay all of its outstanding debt obligations. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
Valuation Risk. The sales price may differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.
Warrants and Rights Risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Magnetar Asset Management LLC (the “Adviser”), which is located at 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. The Adviser is an SEC-registered investment advisory firm formed in 2016 and provides investment advisory services to the Fund, and may act as a sub-adviser to other registered investment companies (RICs). Prior to the Fund, the Adviser had not previously acted as a primary adviser to a RIC. The Adviser is wholly owned by Magnetar Capital Partners, LP, a limited partnership organized in the state of Delaware. As of February 28, 2021, the Adviser had approximately $14.2 billion in assets under management (includes approximate investor capital managed by the Adviser and its affiliated investment managers, on a discretionary and non-discretionary basis, including designated investments in side pockets and unfunded commitments (money committed to any fund managed by the Adviser and its affiliated investment managers as of the report date, but not yet transferred by the investors)).

Subject to the supervision of the Board, the Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective, strategies and policies. The Adviser also maintains records related to the advisory services provided to the Fund and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2020, the Adviser did not earn any management fees from the Fund, net of waivers.

The Adviser has agreed to reduce its management fees, and may reimburse the Fund for certain operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.37% of the average daily net assets of each share class of the Fund. The Expense Cap will remain in effect with respect to the Fund, provided the Adviser continues as the investment adviser of the Fund, through at least April 30, 2022, and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Board or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment. Prior to April 1, 2020, the Expense Cap of the Fund was 1.50% of average daily net assets.

A discussion regarding the Board’s most recent approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the year ended December 31, 2020.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Manager

Devin Dallaire
Portfolio Manager

Devin Dallaire joined an affiliate of the Adviser in 2010. Prior to joining the Adviser, Mr. Dallaire was a Senior Investment Researcher at Bridgewater Associates, where he was responsible for researching and developing risk management and portfolio construction strategies for their Fundamental Global Macro Fund. Prior to joining Bridgewater Associates, he was Head of Risk Management and Quantitative Research at Third Point. From 2001 to 2006, he was Head of Global Equity Quantitative Research at Citadel Investment Group. Mr. Dallaire started his career in 1994 at Stafford Trading where he was Head of Quantitative Research. Mr. Dallaire has an AB in Economics from the University of Chicago and has completed coursework and exams towards a Ph.D. in Econometrics at the University of Chicago, Graduate School of Business.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Payments to Financial Intermediaries

The Fund may pay service fees to financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to financial intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to financial intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the financial intermediary. Payments may also be paid to financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the financial intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Shareholder Information

Pricing of Fund Shares

Net Asset Value

Shares of the Fund are sold at the Fund’s net asset value (“NAV”). The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is ordinarily calculated as of the scheduled close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “Good Order Purchase Requests”) by the transfer agent, or an authorized financial intermediary by the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). If the Fund’s portfolio securities are primarily listed on foreign exchanges which trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing

Occasionally, market quotations are not readily available, are unreliable, or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Fund’s investments in smaller or medium capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares

To purchase shares of the Fund, you must make at least the minimum initial or subsequent investment as shown in the table below.

	Investor Class	Institutional Class
Minimum Initial Investment	$10,000	$1 million
Coverdell Education Savings Account	$2,000	N/A
Minimum Subsequent Investment (all accounts)	$100	$100

Minimum initial and subsequent purchase amounts may be reduced or waived by the Adviser for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in the Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Fund, current and former employees of the Adviser and its affiliates and their family members, investment advisory clients of the Adviser, and current or former Trustees of the Trust and their family members. Certain financial intermediaries also may have investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

Choosing a Share Class

This Prospectus describes two classes of shares offered by the Fund: Investor Class and Institutional Class. The Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Shares of both classes are available for purchase at the NAV per share next determined after your order is received by either the Fund’s transfer agent or a financial intermediary. The main differences between each class are ongoing fees and minimum investment amounts. Each class of shares of the Fund represents an interest in the Fund’s portfolio of investments. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Investor Class Shares. Investor Class shares of the Fund are retail shares that are subject to an annual Rule 12b-1 distribution fee of 0.25% of average daily net assets, which is assessed against the shares of the Fund. Investor Class shares of the Fund have an initial investment minimum of $10,000 for regular accounts, and $2,000 for Coverdell Education Savings Accounts.

Institutional Class Shares. Institutional Class shares are not subject to a Rule 12b-1 distribution fee. Institutional Class shares are available for purchase at the NAV per share next determined after your order is received by either the Fund’s transfer agent or a financial intermediary and have an initial investment minimum of $1 million.

The following persons will be eligible to invest in Institutional Class shares:
•Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and
•Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies.

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•the name of the Fund;
•the class of shares to be purchased;
•the dollar amount of shares to be purchased;
•your account application or investment stub; and
•a check payable to the name of the Fund, or a wire transfer received by the Fund.

All purchases by check must be in U.S. dollars and drawn on U.S. banks. The Fund will not accept payment in cash or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, the transfer agent will assess a $25 fee against your account. You will also be responsible for any losses suffered by the Fund as a result.

An account application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any account application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your account application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern Time) will be priced on the next business day.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail. For direct investments through the Fund’s transfer agent, you should:
•Complete and sign the account application;
•To open an account, write a check payable to the name of the Fund;
•Send your account application and check to one of the addresses listed below;
•For subsequent investments, detach the Invest by Mail form that is attached to the confirmation statement you will receive after each transaction and mail it with a check made payable to the Fund in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, include the Fund name, your name, address and account number on a separate piece of paper.

Regular Mail	Overnight or Express Mail
The MProved Funds	The MProved Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order or request is received at the transfer agent’s offices.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, please contact the transfer agent by phone to make arrangements with a representative to submit your completed account application via mail or overnight delivery. Upon receipt of your completed account application, an account will be established for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the transfer agent at 833-MPROVED (833-677-6833). Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the transfer agent at 833-MPROVED (833-677-6833) to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, and your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: The MProved Funds
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. You will receive the NAV for the day when your wired funds have been received by the transfer agent. Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchase by Telephone. If you did not decline telephone transactions on your account application, if you included a voided check, and your account has been open for at least 7 business days, you may purchase additional shares in the amount of $100 or more for Investor Class shares and $100 or more for Institutional Class shares from your bank account upon request by telephoning the Fund toll-free at 833-MPROVED (833-677-6833). Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the

NYSE, generally 4:00 p.m. Eastern Time, shares will be purchased at the NAV next calculated. For security reasons, requests by telephone are recorded.

Automatic Investment Plan. If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $1,000,000 for Institutional Class shares or $10,000 for Investor Class shares (or $2,000 for Coverdell Education Savings Accounts). Once your account has been opened, you may purchase shares of the Fund through the AIP in amounts of at least $100. If you choose this option, funds will be automatically transferred from your bank account monthly or quarterly. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 7 business days after the transfer agent has received your request. If your bank rejects your payment, the transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application. Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date.

Purchases through Financial Intermediaries. You may buy and sell shares of the Fund through certain financial intermediaries. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Your order will be priced at the Fund’s NAV next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus. The Fund may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. The Fund will be deemed to have received a purchase order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.

Cancellations or Modifications. The Fund will not accept a request to cancel or modify a transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Fund Shares

Redeeming Shares. If you redeem through a financial intermediary, the financial intermediary may charge you a transaction fee. If you purchased your shares by check or electronic funds transfer through the ACH network, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, wire or via electronic funds transfer through the ACH network. The Fund typically expects that it will take one to three days following the receipt of your redemption request in good order and prior to market close to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days.

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to redeem in-kind as described below in “Redemptions in-Kind.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Please note that certain fees may apply depending on the timing or manner in which you redeem shares (see the section entitled “Tools to Combat Frequent Transactions” in this Prospectus for more information). Requests to redeem shares are processed at the NAV next calculated after the transfer agent or your financial intermediary receives your request in good order.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Shares held in IRA accounts may be redeemed by telephone at 833-MPROVED (833-677-6833). Investors will be asked whether or not to withhold taxes from any distribution.

Redeem by Mail

To redeem by mail, please:

•Provide your name and account number;
•Specify the number of shares or dollar amount to be redeemed and the Fund name or number;
•Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and
•Send your request to the appropriate address as given under “Purchase by Mail”.

Redeem by Telephone. Unless you declined the option on your account application, you may redeem your shares of the Fund by telephone up to $100,000. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Fund’s transfer agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the transfer agent at 833-MPROVED (833-677-6833) between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of the Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern Time); any redemption requests made after market close will receive the Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have value of at least $10,000 for Investor Class shares and IRAs, and $10,000 for Institutional Class shares. The minimum withdrawal amount must be at least $500 for all accounts. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the transfer agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 833-MPROVED (833-677-6833) for additional information regarding the SWP.

Through a Financial Intermediary. You may redeem the Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.

Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Account and Transaction Policies

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures reasonably designed to detect and prevent market timing and excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading activity and using fair value pricing when appropriate, under procedures as adopted by the Board, when the Adviser determines current market prices are not readily available or are unreliable. As approved by the Board, these techniques may change from time to time as determined by the Fund in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order (including exchanges), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in this Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.

In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Redemption Fees

The Fund charges a 2.00% redemption fee on the redemption of Investor Class and Institutional Class shares held for 30 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through reinvested distributions or omnibus accounts. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee.

Proceeds

Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $1,000 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

Check and ACH Clearance

The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase by check or electronic funds transfer through the ACH network until the payment for the purchase clears. This delay will not apply if you purchased your shares via wire payment. If the purchase amount does not clear, you may be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the transfer agent.

Suspension of Redemptions

The Fund may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees

The transfer agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•For all redemptions in excess of $100,000, unless paid via wire;
•When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;
•When requesting a change in ownership on your account; and
•When redemption proceeds are payable or sent to any person, address or bank account not on record.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Customer Identification Program

Please note that, in compliance with the USA PATRIOT Act of 2001, the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., limited partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 833-MPROVED (833-677-6833) if you need additional assistance when completing your account application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

No Certificates

The Fund does not issue share certificates.

Right to Reject Purchases

The Fund reserves the right to reject any purchase in whole or in part. The Fund may cease taking purchase orders at any time when the Adviser believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile.

Redemptions in-Kind

The Fund generally pays redemption proceeds in cash. However, the Fund reserves the right to pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts

To reduce expenses, the Fund may redeem an account if the total value of the account falls below $5,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption. Automatic redemption of your account may result in tax consequences. Please see “Dividends, Distributions and Their Taxation” below.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 833-MPROVED (833-677-6833) to request individual copies of these documents. The Fund will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 833-MPROVED (833-677-6833) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Distribution of Fund Shares

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Investor Class shares of the Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders. Because the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Dividends, Distributions and their Taxation

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to that tax year. You will be informed annually of the amount and nature of the Fund’s distributions. If you sell or exchange your Fund shares, it is a taxable event for you. An exchange of shares is treated as a taxable sale. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund shares. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986, as amended, limits the deductibility of capital losses in certain circumstances.

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. For noncorporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Distributions paid in January but declared by the Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund intends to pay dividends from net investment income and to distribute all net realized capital gains at least annually. In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. However, no assurances can be given that distributions will be sufficient to eliminate all taxes. Please note, however, that the objective of the Fund is growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at:

The MProved Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 833-MPROVED (833-677-6833).

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. You may choose a method other than the Fund’s standing method at the time of your purchase or upon sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

Other Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Closing the Fund. The Board of Trustees retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

The Fund reserves the right to discontinue offering shares at any time or to cease operations and liquidate at any time. See “Liquidation of the Fund” in the SAI for additional information.

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of the Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2020 Annual Report, which is available upon request.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018(1)

Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.13	$10.37	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.13)	0.04	(0.02)
Net realized and unrealized gain on investments	0.04	0.33	0.72
Total from investment operations	(0.09)	0.37	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	—
Net realized gains	(0.04)	(0.58)	(0.33)
Total distributions	(0.04)	(0.61)	(0.33)
Net asset value, end of year	$10.00	$10.13	$10.37

TOTAL RETURN(4)	-0.87%	3.62%	7.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$34,424	$2,229	$2,152
Ratio of gross expenses to average net assets:
Before expense reimbursement	3.15%	10.25%	11.59%
After expense reimbursement	1.41%	1.63%	1.53%
Ratio of broker interest on derivative
instruments to average net assets	0.04%	0.13%	0.03%
Ratio of operating expenses to average net assets excluding broker interest
on derivative instruments	1.37%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(1.33)%	0.39%	(0.21)%
Portfolio turnover rate(5)	—%	—%	320%

(1)Inception date of Institutional Class was January 1, 2018.
(2)For an Institutional share outstanding for the entire year.
(3)Calculated based on average shares outstanding during the year.
(4)The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
(5)The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and swap contracts). The denominator includes the average fair value of long positions throughout the year.

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018(1)

Investor Class

PER SHARE DATA(2):
Net asset value, beginning of year	$10.10	$10.35	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.16)	0.01	(0.05)
Net realized and unrealized gain on investments	0.05	0.33	0.73
Total from investment operations	(0.11)	0.34	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—
Net realized gains	(0.04)	(0.58)	(0.33)
Total distributions	(0.04)	(0.59)	(0.33)
Net asset value, end of year	$9.95	$10.10	$10.35

TOTAL RETURN(4)	-1.07%	3.30%	6.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$26	$26	$26
Ratio of gross expenses to average net assets:
Before expense reimbursement	3.40%	10.50%	11.84%
After expense reimbursement	1.66%	1.88%	1.78%
Ratio of broker interest on derivative
instruments to average net assets	0.04%	0.13%	0.03%
Ratio of operating expenses to average net assets excluding broker interest
on derivative instruments	1.62%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(1.58)%	0.14%	(0.46)%
Portfolio turnover rate(5)	—%	—%	320%

(1)Inception date of Investor Class was January 1, 2018.
(2)For an Investor share outstanding for the entire year.
(3)Calculated based on average shares outstanding during the year.
(4)The total return represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
(5)The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and swap contracts). The denominator includes the average fair value of long positions throughout the year.

INVESTMENT ADVISER
Magnetar Asset Management, LLC
1603 Orrington Avenue, 13th Floor
Evanston, Illinois 60201

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Suite 1400, 220 South Sixth Street
Minneapolis, MN 55402

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20036

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct their business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

MProved Systematic Merger Arbitrage Fund
A Series of Series Portfolios Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide additional information about the Fund’s investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.

The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.mprovedalts.com. You can obtain a free copy of these documents, and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 833-MPROVED (833-677-6833) or by writing to:

The MProved Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Fund are also available:

•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-23084)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2021

MProved Systematic Merger Arbitrage Fund

Investor Class	MMAJX
Institutional Class	MMAQX

Magnetar Asset Management LLC
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
833-MPROVED (833-677-6833)

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the MProved Systematic Merger Arbitrage Fund (the “Fund”), a series of Series Portfolios Trust (the “Trust”), dated April 30, 2021, as may be supplemented from time to time, which is incorporated by reference into this SAI. You may obtain a copy of the Prospectus without charge by contacting U.S. Bank Global Fund Services at the address or telephone number listed above.

The Fund’s audited financial statements and notes thereto for the fiscal year ended December 31, 2020, and the unqualified opinion of Ernst & Young LLP, the Fund’s independent registered public accounting firm, on such financial statements are included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2020, and are incorporated by reference into this SAI. A copy of the annual report may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed above.

THE TRUST

The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”), permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Fund.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any Trustee or Trust officer held personally liable for obligations of the Fund or the Trust. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible claims and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, and does not share the same investment adviser with any other series of the Trust.

INVESTMENT POLICIES AND RISKS

The principal investment strategies utilized by the Fund’s Adviser (defined below) and the principal risks associated with the same are set forth in the Fund’s Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund. The following strategies and risks apply to the Fund directly or indirectly through its investments in derivatives.

Information Regarding the Fund’s Investment Strategies and Risks

Equity Securities
Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock
Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stocks may receive dividends but payment is not guaranteed. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights and the Fund’s Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market value may change based on changes in interest rates.

Convertible Securities
The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are a version of preferred or capital stock, with specific, loss absorbing features. CoCos typically sit above equity and below senior debt with respect to seniority. They are designed to absorb losses before senior bank creditors are affected. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business. CoCos are subject to the risk of partial or total loss of value or alternatively may be converted into shares of the issuing company which may also have suffered a loss in value.

Warrants
The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers that are not traded in the United States or are not U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts. The Fund may also invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) and foreign securities that are traded on a U.S. exchange. Investments in depositary receipts and foreign securities involve certain inherent risks, including the following:

Depositary Receipts. Generally, depositary receipts are denominated in the currency of the country of the bank or trust company that issues them and evidence ownership of the underlying securities. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the related depositary receipts. Accordingly, information available to holders of unsponsored depositary receipts concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of the Fund’s investment policies, depositary receipts are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

Political and Economic Factors. The economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries depend heavily upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and investment returns. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which the Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if those are the best available markets. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, those markets usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging Markets. In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. The Fund considers emerging market countries to be those countries not defined as “Developed Markets” by either MSCI Global Equity Indices or S&P Dow Jones Indices. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation; the mechanics of repatriation may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

General Market Risks
U.S. and global markets have experienced significant volatility in recent years. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. These and other developments may adversely affect the liquidity of the Fund’s holdings.

Recent Events in European Countries
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). After an initial transition period, a provisional trade and cooperation agreement between the UK and the EU was agreed to and went into force on January 1, 2021. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as in relation to financial services.

Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Fund’s investments. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.

Other Investment Companies
The Fund may invest in other investment companies such as open-end funds (mutual funds), closed-end funds, and exchange-traded funds (“ETFs”). The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and any applicable exemptive relief. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%. Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2% provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from its shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid investments. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations.

Closed-End Investment Companies. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”). Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the

Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000 for in-kind securities and cash. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser to the Fund may believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent that the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Real Estate Investment Trusts
The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate, and are frequently publicly traded. A REIT is eligible for a dividends paid deduction (and therefore generally does not pay U.S. federal income tax at the entity level to the extent of any dividends it pays) if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with certain other requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

Investments in the real estate industry involve particular risks. The real estate industry has in the past been subject to substantial fluctuations and declines on a local, regional and national basis and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for preferential tax treatment of their income under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships
The Fund may invest in master limited partnership interests (“MLPs”). MLPs are limited partnerships, the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. MLPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Master limited partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in an MLP, he or she becomes a limited partner. MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single MLP. A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as an MLP from its inception.

There are different types of risks to investing in MLPs, including regulatory risks and interest rate risks. Currently most publicly traded MLPs qualify for pass through taxation of their income to partners, on account of satisfying a qualifying income test, which prevents double taxation of earnings. If the government were to change the tax treatment of MLPs, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, MLPs that charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect an MLP’s revenue stream negatively. MLPs also carry some interest rate risks. During increases in interest rates, MLPs may not produce desirable returns to shareholders.

Derivatives
The Fund may use derivative instruments for various reasons, including for investment purposes; to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; for tax purposes; and/or to hedge against market movements. The information below contains general additional information about derivatives.

Certain Investment Techniques and Derivatives Risks. When the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. The Fund may use such investment techniques and derivatives to minimize risk to the Fund, gain exposure to a security or market, and/or to enhance returns. Implementation of such techniques and derivative strategies or unusual market conditions could, under certain circumstances, result in significant losses to the Fund. Derivatives may be used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When the Fund uses derivative instruments, the Fund will comply with SEC guidelines regarding asset coverage for such instruments.

Cover for Futures Contracts. Transactions involving futures contracts expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) with respect to a futures contract that is cash settled, cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Futures contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate on the Fund’s books or maintain in a separate account cash, liquid investments, or other permissible assets, in the prescribed amount as determined daily. The Fund may enter into agreements with futures commission merchants (“FCMs”), which require the FCMs to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

Regulation as a Commodity Pool Operator. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (“CEA”) pursuant to the U.S. Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. The Fund currently expects to operate in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Adviser’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event that the Adviser becomes unable to rely on the exclusion under Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase and the Fund may be adversely affected. The Fund may be limited in its ability to use futures and options on futures and to engage in certain swaps transactions during any period where the Adviser is not registered as a commodity pool operator or commodity trading advisor. Such limitations are not expected to affect the normal operations of the Fund.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Securities. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100® Index. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE, and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. Also, there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid investments with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund must comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid investments in a segregated account with the custodian in the prescribed amount. Under current SEC guidelines, the Fund must segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Dealer Options. The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options are less liquid. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid investments. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid investments, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on any margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use “technical” factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.

Futures contracts may be classified as illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to the Fund’s trading in futures contracts, could require liquidation of positions that could negatively impact profitability. Futures trading involves counterparty risk. Futures brokers must maintain the Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker’s customers. In addition, even if a futures broker adequately segregates the Fund’s assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer’s account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund’s trading might be on foreign markets. In addition, if the Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk.

Swap Agreements. The Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps on Equities, Currencies, Commodities and Futures. The Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to the swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover each of the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Government Regulation. Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to eligibility to engage in swaps transactions, disclosure, trade processing, trade reporting, centralized clearing and exchange trading of certain categories of swaps, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of other investment companies in which the Fund invests generally may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next several years. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. In addition, on October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Fixed Income/Debt/Bond Securities
Yields on fixed income securities depend on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent that a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it will be treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities of issuers with lower credit quality have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities of issuers with higher credit quality.

Extension Risk. The Fund is subject to the risk that an issuer will pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances
The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper
The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes
The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations
The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Straight Fixed-Income Debt Securities
These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-Coupon Debt Securities
These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-Fixed-Coupon Debt Securities
These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-In-Kind Bonds
These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (“the Securities Act”), usually to a relatively small number of institutional investors.

Loan Participations and Assignments
These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities Issued in Connection with Reorganizations and Corporate Restructurings
In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

High Yield Securities
The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

Risks of high yield securities include the following:

Greater Risk of Loss. These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk investments. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

Municipal Government Obligations
In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in investment companies that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations
These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Securities
These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the Federal Housing Finance Authority (the “FHFA”) placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. At the same time, the U.S. Treasury Department established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

The FHFA recently announced plans to consider taking FNMA and FHLMC out of conservatorship.  Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the secured lending facility and the Secured Stock Purchase Agreements.  It also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain mortgage-backed securities.  Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund to lose value.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities
Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

LIBOR and Other Reference Rates
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

The Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.

Markets are slowly developing in response to these new rates and transition planning is at a relatively early stage. It is expected that industry trade associations and market participants will focus on how the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments or otherwise. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a Reference Rate may deteriorate during the transition period, these effects could materialize prior to the end of 2021. Nonetheless, the termination of Reference Rates, such as LIBOR, presents significant financial risks to the Fund.

U.S. Initial Public Offerings
The Fund may invest in initial public offerings for equity securities of companies organized under U.S. law (“U.S. IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Special Purpose Acquisition Companies
Special purpose acquisition companies (“SPACs”) are “blank check” public companies, the purpose of which is to identify merger, acquisition or other transformative transactions and consummate such transactions with one or more operating businesses or assets. A SPAC primarily raises capital through an IPO. At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a transaction. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of a transaction. Shortly after the SPAC’s IPO, such units typically are split into publicly-listed common stock and warrants which are traded separately. All of the proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates a transaction. The initial capital contributed by the principals and sponsors of the SPAC covers the expenses of the SPAC. If the SPAC is unable to consummate a transaction within a predetermined amount of time (typically 15 to 24 months), the SPAC is liquidated and the funds held in trust (plus any interest earned thereon, minus certain expenses) are distributed to the holders of the common stock issued in the IPO and the warrants expire worthless.

SPAC Management
Each SPAC’s management team will be responsible for identifying business combination opportunities and negotiating the terms of the transaction and, consequently, the Fund will be dependent upon the integrity, skill and judgment of the management team of each SPAC in which the Fund invests. Often a SPAC’s management consists of financial industry professionals who may have little, if any, experience in managing companies in the business sectors in which the potential issuers to be acquired by the SPAC operate. It is not generally expected that the officers and directors of a SPAC will be required to commit their full business time and attention to the management of the SPAC, which could create a conflict of interest when allocating their time between the SPAC’s operations and their other commitments. If such other commitments require the SPAC’s management team to devote more substantial amounts of time to their other business and affairs, their ability to devote time to the SPAC’s management would be limited, possibly having a negative impact on the SPAC’s ability to consummate a transaction. In addition, the officers and directors of a SPAC in which the Fund invests may become involved with other SPACs in which the Fund does not invest which may engage in similar business opportunities. Consequently, the officers and directors could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment. After a transaction, the management of a SPAC, while often retaining a seat on the board of directors of the post-combination entity, will often step down from day-to-day management of the post-combination entity, leaving investors dependent on the skill of the incumbent or new management of the issuer acquired by the SPAC.

SPAC Transaction Targets and the Consummation of Transactions
The typical SPAC transaction target is a private company. Due diligence on these companies may be difficult and they will often not have the same level of financial controls as public entities. To the extent that a SPAC completes a business combination with a financially unstable company or an entity in its development stage, the SPAC may be affected by numerous risks inherent in the business operations of that entity. If a SPAC completes a business combination with an entity in an industry characterized by a high level of risk, the SPAC may be affected by the risks of that industry. At times when general market conditions are not favorable for mergers and acquisitions activity or other capital formation, the percentage of SPACs that fail to find transactions and must dissolve is likely to increase. During such periods investors, such as the Fund, that are long in SPAC securities are less likely to experience attractive risk adjusted returns.

SPACs are subject to significant “event risk;” that is, a SPAC’s success depends on its ability to identify and close a transaction within a relatively short period delimited in its charter. If a SPAC fails to close a transaction within that period it is typically required to liquidate and dissolve. As noted, upon such dissolution the holders of common stock receive a fixed distribution from a trust established to hold IPO proceeds. Upon a SPAC’s dissolution, the warrants will expire worthless. Therefore, the Fund may expect from time to time to suffer complete losses of its investments in certain SPAC warrants.

If a SPAC consummates a transaction, there can be no assurance that an investment in the units, shares or warrants of the SPAC will ultimately prove to be more favorable to investors than a direct investment, if an opportunity were available, in the target business. This is especially the case with regards to SPAC warrants - warrant holders may sustain losses even in the event of a consummation if the value of the SPAC’s common stock after the transaction is less than the strike price of the warrants. In addition, because a SPAC may be able to call warrants for redemption after the warrants become exercisable if the sale price of the common stock equals or exceeds a specified price for a specified number of trading days, the Fund’s profit potential with respect to SPAC warrants may be limited by such call feature.

The operating companies that result from SPAC Transactions face all of the risks that typically follow a major business transaction, including the risks relating to integration following the transaction and the risks inherent in trying to achieve a new business plan. Further, SPAC operating companies often are public companies for the first time following consummation of a transaction, and therefore may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.

Illiquid Investments and Restricted Securities
The Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

The Fund has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The adoption of the Liquidity Program is not a guarantee that the Fund will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Fund.

Restricted securities and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust’s Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers that purchase or sell the security; (3) the number of dealers that have undertaken to make a market in the security; (4) the number of potential purchasers; and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Non-Exchange Traded Securities Risk.
The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities, including privately-placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. More specifically, privately placed securities purchased may be “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Repurchase Agreements
The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements
The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund may engage in these transactions in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund’s Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase or sell short securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may recognize taxable income. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Lending Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid investments with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Cybersecurity and Operational Risk
With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Value Style Risk
Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Temporary Defensive Positions
The Fund, as well as the underlying investment companies in which that Fund invests, may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions when the Adviser deems it appropriate to do so. During such an unusual set of circumstances, the Fund (or its underlying investment companies) may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund (or its underlying investment companies) takes a temporary or defensive position, the Fund may not be able to pursue or achieve its investment objective.

Liquidation of the Fund
The Board may determine to close and liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of the liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. While there continues to be uncertainty about the full impact of recent regulatory changes, the Fund will likely be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

INVESTMENT RESTRICTIONS
The investment restrictions applicable to the Fund are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy:

1.The Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.The Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.The Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.

5.The Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.The Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.The Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations.

8.The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

Percentage and Rating Restrictions

Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus will be adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable (see “Illiquid Investments and Restricted Securities,” above), due to subsequent fluctuations in value or other reasons, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

Additional Information Regarding Fundamental Investment Restrictions

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

For purposes of the Fund’s fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

Senior Securities and Borrowing. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when a fund engages in such transactions, the fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The fundamental restriction in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

For purposes of the Fund’s fundamental investment restriction with respect to borrowing, the entry into options, forward contracts, futures contracts, swaps, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions, except that municipal bonds backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users and thus, issuers of such obligations are subject to the Fund’s concentration policy above. Additionally, repurchase agreements must be backed by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions (except for municipal bonds backed only by the assets and revenues of non-governmental users) to be excepted from the concentration limits. The SEC staff has further maintained that a fund should consider the underlying investments, where easily determined, of investment companies in which the fund is invested when determining concentration of the fund. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In this regard, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company. For purposes of the Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

Since the Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code, the Fund will limit its investment so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) at least 50% of its total assets is invested in cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and securities not representing more than 5% of the Fund’s total assets and which do not represent more than 10% of the issuer’s outstanding voting securities.

Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Commodities. The 1940 Act does not prohibit the Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy related to commodities above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

Real Estate. The 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above related to real estate will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

PORTFOLIO TURNOVER

The frequency of the Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. During the last two fiscal years ended December 31, 2019 and 2020, the Fund did not hold any long term investments; therefore, a portfolio turnover rate is not applicable as to the average value of the Fund’s portfolio.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted a policy with respect to disclosure of the Fund’s portfolio holdings (the “Adviser’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).

These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund , and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. As of the date of this SAI, those service providers that may receive information are U.S. Bank Global Fund Services, U.S. Bank, National Association, Northern Trust Hedge Fund Services LLC, Ernst & Young LLP, ENSO Financial Management, and ISS. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. As of the date of this SAI these parties include Lipper, Morningstar, S&P, Bloomberg and Thomson Financial, all of which may receive such information 60 calendar days following the end of a calendar quarter.

In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Trustee	Indefinite Term; Since September 2015.	Retired.	1	Independent Trustee, Listed Funds Trust (15 portfolios) (Since 2019).
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Since September 2015.	Retired.	1	Independent Trustee, F/m Funds Trust (3 portfolios) (Since May 2015).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Since September 2015.	Retired. Chief Compliance Officer, United Nations Joint Staff Pension Fund (2009 - 2017).	1	None
Interested Trustee
Jeanine M. Bajczyk(3) (born 1965)	Chair, Trustee	Indefinite Term; Since July 2020.	Senior Vice President, U.S. Bank Global Fund Services (since 2006).	1	None
Officers of the Trust
Ryan L. Roell (born 1973)	President and Principal Executive Officer	Indefinite Term; Since July 2019.	Vice President, U.S. Bank Global Fund Services (since 2005).	Not Applicable	Not Applicable
Cullen O. Small (born 1987)	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since January 2019.	Vice President, U.S. Bank Global Fund Services (since 2010).	Not Applicable	Not Applicable

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Donna Barrette (born 1966)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since November 2019.	Senior Vice President and Compliance Officer, U.S. Bank Global Fund Services (since 2004).	Not Applicable	Not Applicable
Adam W. Smith (born 1981)	Secretary	Indefinite Term; Since June 2019.	Vice President, U.S. Bank Global Fund Services (since 2012).	Not Applicable	Not Applicable
Hailey S. Glaser (born 1989)	Assistant Treasurer	Indefinite Term; Since July 2019.	Assistant Vice President, U.S. Bank Global Fund Services (since 2015).	Not Applicable	Not Applicable
Kristen M. Pierson (born 1979)	Assistant Treasurer	Indefinite Term; Since July 2019.	Assistant Vice President, U.S. Bank Global Fund Services (since 2017); Lead Fund Accountant, UMB Fund Services, Inc. (2006-2017).	Not Applicable	Not Applicable
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)As of the date of this SAI, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.
(3)Ms. Bajczyk, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer provides reports as to financial reporting matters and the President provides reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Governance and Nominating Committee, an Audit Committee, which also serves as the Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of one Interested Trustee and three Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Governance and Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chair of the Board is an Interested Trustee. The Board has determined not to appoint a lead Independent Trustee; however, the Independent Trustees are advised by independent counsel. The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Interested Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the CCO to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

As required by Rule 22e-4 under the 1940 Act, the Trust implemented a liquidity risk management program (“Liquidity Program”) pursuant to the provisions of Rule 22e-4, as it relates to the Fund. The Board, including a majority of the Independent Trustees, approved the designation of the Adviser to the Fund as the liquidity risk management program administrator (the “Liquidity Program Administrator”)

who is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation. Additionally, the CCO and Trust Officers provide additional periodic reporting to the Board. The Board oversees the Fund’s liquidity risk through the reporting from the Liquidity Program Administrator, Trust Officers and Trust CCO.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Koji Felton. Mr. Felton has served as a Trustee since 2015 and has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 – 2015). Prior to that Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 – 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as the Enforcement Branch Chief for the San Francisco District Office of the SEC (1992 – 1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986 – 1992).

Debra McGinty-Poteet. Ms. McGinty-Poteet has served as a Trustee since 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet currently also serves an Independent Trustee for F/m Funds Trust. Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2012). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).

Daniel Willey. Mr. Willey has served as a Trustee since 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey served as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (2009 - 2017). Prior to his current role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Mason (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (1992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 –

1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).

Jeanine Bajczyk. Ms. Bajczyk has served as a Trustee since 2020 and has experience, knowledge, and understanding of the mutual fund industry. Ms. Bajczyk currently serves as an Senior Vice President of U.S. Bank Global Fund Services, where she oversees the Regulatory Administration group and Blue Sky department. Ms. Bajczyk has served in various capacities since joining U.S. Bank Global Fund Services in 2006, and has extensive experience in the 1940 Act, securities law in general and SEC compliance and regulatory matters. In addition, Ms. Bajczyk has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements. Prior to joining U.S. Bank Global Fund Services, Ms. Bajczyk was counsel at Wells Fargo Funds Management and Strong Financial Corporation.

Trust Committees

The Trust has three standing committees: the Governance and Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for making recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust Bylaws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Governance and Nominating Committee met once during the Fund’s most recent fiscal year ended December 31, 2020.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee held four meetings during the Fund’s most recent fiscal year ended December 31, 2020.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and the Interested Trustee of the Trust, and is overseen by the Board. The function of the Valuation Committee is to oversee and approve the fair value of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee. The actions of the Valuation Committee are subsequently reviewed and ratified by the Board.

The Valuation Committee meets as needed. The Valuation Committee held twelve meetings during the Fund’s most recent fiscal year ended December 31, 2020.

Trustee Ownership of Fund Shares and Other Interests

No Trustee beneficially owned shares of the Fund as of December 31, 2020. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates as of the same date.

Compensation

Independent Trustees each receive an annual retainer of $35,000 allocated among each of the various portfolios comprising the Trust. In addition, the Independent Trustees receive $500 per any special meeting attended telephonically. Prior to January 1, 2021, Independent Trustees received an annual retainer of $30,000. Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. These reimbursements are allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee. For the Fund’s fiscal year ended December 31, 2020, the Independent Trustees received the following compensation:

Name of Person/ Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Koji Felton, Independent Trustee	$3,552	None	None	$3,552
Debra McGinty Poteet, Independent Trustee	$3,552	None	None	$3,552
Daniel Willey, Independent Trustee	$3,552	None	None	$3,552
(1)Trustees’ fees and expenses are allocated among the Funds and all other series comprising the Trust.
(2)As of the date of this SAI, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. For the period ended December 31, 2020, aggregate Independent Trustees’ fees and expenses amounted to $87,750.

Codes of Ethics

The Trust, the Adviser and the distributor have each adopted separate codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Adviser and distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Trust’s Proxy Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Trust Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted proxy policies, which may be amended from time to time. In voting proxies, the Adviser is guided by fiduciary principles. All proxies are to be voted solely in the best interests of the beneficial owners of the securities. A copy of the Adviser’s proxy voting policy is attached as Appendix S to this SAI.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 833-MPROVED (833-677-6833) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of each class of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of March 31, 2021, the following shareholders owned 5% or more of the outstanding shares of each class of the Fund as listed below:

MProved Systematic Merger Arbitrage Fund
Investor Class

Name and Address	% Ownership	Type of Ownership
M Jane Quiring Lincoln, NE 68506-4715	57.76%	Beneficial
Magnetar Financial LLC 1603 Orrington Avenue, Suite 1300 Evanston, IL 60201-5018	42.24%	Beneficial

MProved Systematic Merger Arbitrage Fund
Institutional Class

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	99.79%	Record

As of March 31, 2021, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of a class of the Fund.

THE FUND’S INVESTMENT ADVISER

As stated in the Prospectus, investment advisory services are provided to the Fund by Magnetar Asset Management LLC (the “Adviser”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is wholly owned and controlled by Magnetar Capital Partners LP (“MCP”), which is controlled by Supernova Management LLC, by virtue of its status as general partner of MCP. MCP is the sole member of a group of affiliated alternative asset managers, including the Adviser, with assets under management of approximately $14.2 billion as of February 28, 2021 (includes approximate investor capital managed by the Adviser and its affiliated investment managers, on a discretionary and non-discretionary basis, including designated investments in side pockets and unfunded commitments (money committed to any fund managed by the Adviser and its affiliated investment managers as of the report date, but not yet transferred by the investors)). The business of that complex includes management of multi-strategy hedge funds, single-strategy hedge funds and separately managed accounts, operating in and across three major investment strategies: Fixed Income and Alternative Credit, Energy and Infrastructure, and Systematic Investing.

As compensation, the Fund pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.25%.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In addition, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.37% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least April 30, 2022, and may continue annually thereafter, unless sooner terminated. The Expense Cap may be terminated (i) at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or (ii) at the end of the then-current term and upon 60 days’ written notice by the Adviser. The Adviser may request recoupment of previously waived fees and reimbursed expenses from the Fund for three fiscal years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Caps (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment. Recoupment amounts may also include organizational expenses incurred prior to the commencement of operations subject to recoupment within three years of the date of such reimbursement. Prior to April 1, 2020, the Fund’s Expense Cap was 1.50% of average daily net assets.

For the fiscal years ended December 31, the Fund paid the following management fees to the Adviser:

Fiscal Period Ended	Investment Advisory Fees Accrued	Advisory Fees Waived by Adviser	Net Advisory Fees Paid to Adviser
December 31, 2020	$204,154	$(204,154)	$0
December 31, 2019	$27,588	$(27,588)	$0
December 31, 2018	$25,551	$(25,551)	$0

Portfolio Manager

Devin Dallaire is primarily responsible for the day-to-day management of the Merger Arbitrage Fund.

Information regarding other accounts managed by the portfolio manager as of December 31, 2020, is set forth below.

Devin Dallaire

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$364.1	0	$0
Other Pooled Investment Vehicles	4	$1,515.6	1	$301.9
Other Accounts	0	$0	0	$0

Compensation

The portfolio manager is compensated for his work in managing the Fund, as well as for work managing other products managed by the Adviser and/or its affiliates. The portfolio manager receives (a) a base salary and (b) a bonus based on both qualitative and quantitative factors, taking into account individual performance and performance of the Fund and other products managed by the Adviser and/or its affiliates, as well as the success of MCP as a whole. In addition, portfolio managers are eligible for retention incentives or other compensation intended to encourage long-term interest in the success of MCP’s business, the Adviser and its clients, which include the Fund.

Conflicts of Interest

It is generally the Adviser’s policy that investment decisions for all accounts managed by the portfolio manager be made based on a consideration of each client’s investment objectives, investment policies and guidelines and other specific account requirements or restrictions. The portfolio manager may manage accounts with similar or differing investment strategies. The portfolio manager may take positions in other accounts opposite to those taken by the Fund. These positions could adversely affect the performance of investments held by the Fund.

General conflicts of interest may include:

Allocation of Limited Time and Attention. The portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other accounts managed by a portfolio manager, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other accounts for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts. When determining allocation among accounts managed by a portfolio manager, the Adviser takes into consideration the different investment mandates and investment strategies applicable to such accounts, current investment positions of such accounts, the relative capitalization and cash availability of such accounts, investment time horizon, leverage ratios and other considerations.

Additional information about potential conflicts of interest is set forth in Part 2A of the Adviser’s Form ADV, which is available on the SEC’s website (adviserinfo.sec.gov).

Ownership of Shares of the Fund

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of December 31, 2020.

Dollar Range of Equity Securities in the Fund Beneficially Owned
Portfolio Manager	MProved Systematic Merger Arbitrage Fund

Devin Dallaire	None

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), which is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund or the determination of investment policy.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund, a fee based on the Fund’s current average daily net assets, subject to a minimum annual fee, and is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

For services rendered to the Fund, Fund Services received the following amounts from the Fund in fund administration and fund accounting fees during the fiscal years ended December 31:

Administration Fees Received
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
$97,688	$41,585	$89,353

Custodian

U.S. Bank National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out of pocket expenses. The Custodian’s address is 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Fund Services, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402 is the independent registered public accounting firm for the Fund and performs annual audits of the Fund’s financial statements and advises the Fund as to certain accounting matters.

Goodwin Procter LLP, 1900 N Street, NW, Washington, DC 20036, serves as legal counsel to the Trust and to the Independent Trustees.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities on an exchange are affected through brokers that charge a commission while purchases and sales of securities in the over-the-counter market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of over-the-counter securities usually includes an undisclosed commission or markup.

In selecting brokers or counterparties for the Fund, the Adviser will use its best judgment to choose the broker and counterparties most likely to provide “best execution.” Brokers are selected on the basis of an evaluation by the Adviser of the overall value and quality of the brokerage services provide by such firms to clients of the Adviser, including the Fund. Such service and characteristics may include, but are not limited to: commission rates charged by the broker and the ability to minimize overall costs to the Adviser’s clients; possible adverse market impact of the order and/or the Adviser’s opinion of which broker is best able to handle the order to minimize adverse market impact; execution capability and expertise; responsiveness; trading infrastructure; and ability to accommodate any special execution orders or handling requirements. The Adviser’s choice of broker and counterparties is subject to a periodic, ongoing review by the Adviser’s Best Execution Committee.

In selecting brokers, the Adviser does not have an obligation to seek the lowest available cost, but rather may consider all relevant factors, including those noted above. As a result, the Adviser may pay transaction costs that would be higher than the Adviser may be able to obtain through another broker.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The Adviser will limit the use of “soft dollars” to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). Research services within Section 28(e) may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; attendance at certain seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants’ advice on portfolio strategy; data services (including services providing market data, company financial data and economic data); advice from brokers on order execution; and certain proxy services. Brokerage services within Section 28(e) may include, but are not limited to, services related to the execution, clearing and settlement of securities transactions and functions incidental thereto (i.e., connectivity services between an investment manager and a broker-dealer and other relevant parties such as custodians); trading software operated by a broker-dealer to route orders; software that provides trade analytics and trading strategies; software used to transmit orders; clearance and settlement in connection with a trade; electronic communication of allocation instructions; routing settlement instructions; post trade matching of trade information; and services required by the SEC or a self-regulatory organization such as comparison services, electronic confirms or trade affirmations.

For the fiscal years ended December 31, the Fund paid the following amounts in aggregate brokerage commissions:

Aggregate Brokerage Commissions
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
$6,164	$0	$110

As of December 31, 2020, the Fund did not own any securities issued by any of its regular broker-dealers.

CAPITAL STOCK

Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by the Fund are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Declaration of Trust further provides that Trustees shall have no power to bind any shareholder personally for the payment of any sum of money other than such as the shareholder may personally agree to pay.

DETERMINATION OF SHARE PRICE

The NAV of shares of the Fund will be determined once daily ordinarily as of the scheduled close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the NAV of shares on any day when the NYSE is not open for trading even if there is sufficient trading in the Fund’s portfolio securities on such days to materially affect the NAV per share.

In valuing the Fund’s assets for calculating NAV, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on NASDAQ are valued at the most recent trade price. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s NAV is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Board deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Adviser, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s fair value procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s fair value procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Fund, you may purchase shares through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediaries. Investors should check with their Financial Intermediaries to determine if it participates in these arrangements.

The public offering price of the Fund’s shares is the NAV. Shares are purchased at the public offering price next determined after the transfer agent receives your order in proper form, as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your order in proper form before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

In addition to cash purchases, the Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy the Fund’s shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

A redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Tax Information”.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or their authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the transfer agent fails to employ reasonable procedures, the Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the transfer agent.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. An in-kind redemption is generally treated for U.S. federal income tax purposes as a taxable sale of the redeemed shares, the consequences of which are described below in “Tax Information.”

The Fund may hold up to 15% of its net assets in illiquid investments. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. Because the Fund may hold illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus. The Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement addressing the U.S. federal income tax status of all distributions that relate to the previous year. You are responsible for the payment of taxes with respect to your investment in the Fund.

Tax Information

The following summary describes the material U.S. federal income tax consequences to United States Holders (as defined below) of shares in the Fund. This summary is based upon the Code, Treasury regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. This summary addresses only shares that are held as capital assets within the meaning of Section 1221 of the Code and does not address all of the tax consequences that may be relevant to shareholders in light of their particular circumstances or to certain types of Shareholders subject to special treatment under the Code, including, without limitation, certain financial institutions, dealers in securities or commodities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt organizations, partnerships or S-corporations (and persons who own their interest in shares through a partnership or S-corporation), expatriates of the United States, persons who are subject to alternative minimum tax, persons that have a “functional currency” other than the United States dollar, persons who hold shares as a position in a “straddle” or as a part of a “hedging,” “conversion” or “constructive sale” transaction for U.S. federal income tax purposes or persons who received their shares as compensation. This summary also does not address the state, local or foreign tax consequences of an investment in the Fund.

For purposes of this discussion, a “United States Holder” means a holder of shares that for U.S. federal income tax purposes is:

•a citizen or resident of the United States;
•a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any State or the District of Columbia;
•an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or
•a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions, or which has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner will generally depend upon the status of such person and the activities of the limited liability company or partnership. A shareholder that is a partnership should consult its own tax advisors regarding the treatment of its partners.

Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal income tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Tax Treatment of the Fund

Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, requiring it to comply with all applicable requirements regarding its income, assets and distributions. Provided that the Fund qualifies as a regulated investment company, it is eligible for a dividends paid deduction, allowing it to offset dividends it pays to shareholders against its taxable income; if the Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The Fund’s policy is to distribute to its shareholders all of its taxable income, including any net realized capital gains (taking into account any capital loss carry-forward of the Fund), each year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, and results in the Fund not being subject to any U.S. federal income or excise taxes. In particular, in order to avoid the non-deductible 4% excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all U.S. federal income taxes. The Fund is not required to consider tax consequences in making or disposing of investments.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or greater voting interest, in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and which are determined under Treasury regulations to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute sufficient dividends to its shareholders each taxable year to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (as adjusted under Section 852(b)(2) of the Code, but not taking into account the Fund’s dividends paid deduction; in the case of the Fund generally consisting of interest and dividend income, less expenses) and 90% of the Fund’s net tax-exempt interest, if any.

If the Fund fails to satisfy the requisite tests for qualification as a regulated investment company in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a regulated investment company for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The qualified dividend treatment may be eliminated if the Fund’s shares held by an individual investor are held for less than 61 days, and the corporate-dividends received deduction may be eliminated if the Fund’s shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of the Fund has declined.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the Fund’s shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

Tax Treatment of Certain Fund Investments

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a regulated investment company, affect whether gains and losses recognized by the Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject to the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Tax Treatment of United States Holders – Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits are generally dividends taxable at ordinary income rates to each shareholder. Dividends will be taxable to you even if the share price of the Fund has declined. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a nontaxable return of capital up to the amount of a shareholder’s tax basis in its shares, and then as capital gain.

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends currently eligible for U.S. federal income taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. In the case of corporate shareholders, subject to certain limitations (not all of which are discussed herein), a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain shareholder level holding period requirements (discussed further below) are met. The aggregate amount so reported to either individual or corporate shareholders cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Although no assurances can be provided, the Fund generally expects that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders. Qualified dividend treatment may be eliminated if Fund shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions that the Fund receives from an ETF or an underlying fund taxable as a regulated investment company or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions properly reported by the Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends received deduction or as qualified dividend income. The Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Tax Treatment of United States Holders - Sales and Dispositions of Shares

The sale or exchange of Fund shares, including a redemption of Fund shares treated as a sale or exchange, is a taxable transaction for U.S. federal income tax purposes. A shareholder will generally recognize a capital gain or loss on any such transaction equal to the difference, if any, between the amount of its net sales proceeds and its adjusted tax basis in its Fund shares. Any capital gain or loss will be treated as long-term capital gain or loss if you held Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of United States Holders - Medicare Tax

A 3.8% Medicare tax is currently imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary and Capital Gain dividends and net gains from taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.

Tax Treatment of Non-U.S. Shareholders

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Tax Treatment of Tax-Exempt Shareholders.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from his or her retirement account. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of REMICs; (ii) the Fund invests in a REIT that is a taxable mortgage pool

(TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult their tax advisors regarding these issues.

Backup Withholding

The Fund may be required to withhold 24% of certain payments to a shareholder unless the shareholder has completed and submitted to the Fund a Form W-9 providing the shareholder’s taxpayer identification number and certifying under penalties of perjury: (i) that such number is correct, (ii) that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding, and (iii) the shareholder is a U.S. citizen or other U.S. person (as defined in IRS Form W-9); or (b) an exception applies under applicable law and Treasury regulations. Backup withholding is not an additional tax, and any amounts withheld may be credited against a shareholder’s ultimate U.S. federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

FATCA and Similar Foreign Rules

The Foreign Account Tax Compliance Act, (“FATCA”) provisions of the Code impose a withholding tax of 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. FATCA withholding will apply to any shareholder that does not properly certify its status as a U.S. person, or, in the case of a non-U.S. shareholder, the basis for its exemption from FATCA withholding. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

To implement FATCA, the U.S. government has entered into agreements with non-U.S. governments (and is otherwise bound via automatic exchange of information agreements in treaties) to provide reciprocal exchanges of taxpayer information to non-U.S. governments. The Fund will be required to perform due diligence reviews to classify non-U.S. entity investors for FATCA purposes. Shareholders agree to provide information necessary to allow the Fund to comply with the FATCA and similar foreign rules.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter and distributor in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administrative services and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Fund and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Fund’s assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

The following table reflects the principal types of activities for which payments under the Plan were made, including the dollar amount paid by the Fund, during the fiscal year ended December 31, 2020.

Advertising/Marketing	Printing/Mailing	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other	Total
$0	$0	$65	$0	$0	$0	$65

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments may be divided into categories as follows:

Support Payments

Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events

The Adviser also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Fund for the fiscal year ended December 31, 2020, as set forth in the Trust’s annual report to shareholders, including the notes thereto and the report of the registered independent public accounting firm, are incorporated by reference into this SAI. You can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 833-MPROVED (833-677-6833).

APPENDIX A – PROXY VOTING POLICY

PROXY VOTING POLICY

I.General Policy

Adviser will vote proxies prudently and solely in the economic interests of, and for the exclusive purpose of providing economic benefits to, clients. Social, political, or other objectives unrelated to the value of clients’ investments will not be considered.

II.Proxy Voting Process

A.Proxy Voting Coordinator

Adviser will appoint a Proxy Voting Coordinator, who will discharge the following functions in effectuating this policy:

(1)Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing these materials to the appropriate portfolio managers to permit timely voting of proxies.

(2)Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Adviser and other services specified by portfolio managers, and providing this information to the appropriate managers to permit evaluation of proxy voting issues;

(3)Providing to appropriate portfolio managers any specific voting instructions from clients;

(4)Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons, which may include proxy voting services or agents engaged by Adviser;

(5)Accumulating voting results as set forth in this policy and transmitting that information to the Adviser’s Chief Compliance Officer (the “Chief Compliance Officer”) or his/her designee, as requested;

(6)Not less than annually, ascertain whether the service providers have the capacity and competency to adequately analyze proxy issues which can be accomplished by the service providers’ abilities to (1) ensure that voting recommendations are based on current and accurate information and (2) identify and address any conflicts of interest, and/or any other means that the Proxy Voting Coordinator finds necessary;

(7)Follow up with service provider errors when detected and investigate the error and assess efforts by the service provider to reduce future errors;

(8)Require service providers to update Adviser of any business changes that Adviser considers relevant; and

(9)Participating in the annual review of the policy.

The Proxy Voting Coordinator may, with the approval of Adviser’s Chief Compliance Officer, delegate any portion or all of these functions to one or more other individuals employed by Adviser. Any portion or all of these functions may be performed by service providers engaged by Adviser.1

i.Assembling Voting Information

The Proxy Voting Coordinator or his/her designee will obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Adviser may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by Adviser to evaluate proxy voting issues.

ii.Portfolio Managers

The portfolio manager responsible for management of a specific account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the account in accordance with this policy. The portfolio manager may delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis from service providers, including proxy voting services, engaged by Adviser.

iv.Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information with respect to the voting of each proxy to the Chief Compliance Officer or his/her designee:

As to each matter relating to a portfolio security held by the account considered at any shareholder meeting, and with respect to which the account was entitled to vote:

(a)The name of the portfolio security;

(b)The exchange ticker symbol of the portfolio security;

(c)The CUSIP number for the portfolio security;

(d)The shareholder meeting date;

(e)A brief identification of the matter voted on;

(f)Whether a vote was cast on the matter;

(g)How Adviser cast the vote, e.g., for, against or abstain regarding a proposal, or for or withhold regarding election of directors; and

(h)Whether Adviser cast the vote for or against management.

The above information must be delivered to the Chief Compliance Officer or his/her designee annually. Adviser may use third party service providers to record, summarize and deliver the foregoing information to the Chief Compliance Officer. The Proxy Voting Coordinator may, with the approval of Adviser’s Chief Operating Officer, delegate any portion or all of these functions to one or more other individuals employed by Adviser.

iv.Communication of Votes

The Proxy Voting Coordinator or his/her designee shall timely communicate decisions on proxy votes to the custodians or other persons who transmit or record votes on portfolio securities held by or for each account. Adviser may engage one or more service providers to facilitate timely communication of proxy votes. Adviser is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. Adviser does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

v.Record of Voting Delegation

Adviser is authorized to vote proxies for all the accounts that it maintains.

III.Service Providers

In furtherance of Adviser’s goal of voting proxies in the best interests of clients, there will be sufficient oversight of service providers which will be accomplished by performing the functions described in Section II (f),(g) and (h).

IV.Conflicts of Interest

In furtherance of Adviser’s goal of voting proxies in the best interests of clients, Adviser will follow procedures designed to identify and address material conflicts that may arise between Adviser’s interests and those of its clients before voting proxies on behalf of clients.

A.Procedures for Identifying Conflicts of Interest.

Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.Adviser will monitor the potential for conflicts of interest on the part of Adviser with respect to voting proxies on behalf of client accounts both as a result of personal relationships, significant client relationships, i.e., those accounting for greater than 5% of annual revenues, or special circumstances that may arise during the conduct of Adviser’s business.

2.The Chief Compliance Officer or his/her designee will maintain a current list of issuers with respect to which Adviser has a conflict of interest in voting proxies on behalf of client accounts. Adviser will not vote proxies relating to issuers on this list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.
B.Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest.

1.The Chief Compliance Officer will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Adviser’s decision making in voting the proxy, or if the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Adviser of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Chief Compliance Officer or his/her designee will maintain a written record of all materiality determinations.

2.If it is determined that a conflict of interest is not material, Adviser may vote proxies notwithstanding the existence of the conflict.

3.If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:
•disclosing the conflict to clients and obtaining their consent before voting;
•suggesting to clients that they engage another party to vote the proxy on their behalf;
•engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth in this Proxy Voting Policy; or
•such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Adviser will maintain a written record of the method used to resolve a material conflict of interest.

V.Securities Subject to Lending Arrangements

Adviser may engage in “security lending” programs on behalf of funds that it manages under which the funds loan stock in their portfolio to various broker-dealers and collect interest based on the underlying value of the position, or may manage accounts for clients who engage in such lending programs independently of Adviser. Adviser will generally refrain from recalling and voting securities loaned out unless it determines that (i) the benefit of voting the proxy outweighs the costs and lost revenue to the client combined with the administrative effort of retrieving the securities or, (ii) in the cases of accounts subject to the Employee Retirement Income Security Act of 1974, a plan fiduciary directs Adviser to retrieve shares. Even if Adviser decides that voting loaned securities is desirable, it may be prevented from doing so because efforts to retrieve loaned securities are not always effective.

VI.Recordkeeping

Adviser will maintain the following records relating to proxy voting:

•a copy of this Proxy Voting Policy;
•a copy of each proxy form, as voted;
•with regard to each proxy that is voted, a copy of the relevant proxy solicitation, including proxy statements, and related materials;
•documentation relating to the identification and resolution of conflicts of interest;
•any documents created by Adviser that were material to a proxy voting decision or that memorialized the basis for that decision; and
•a copy of each written client request for information on how Adviser voted proxies on behalf of the client, and a copy of any written response by Adviser to any written or oral client request for information on how Adviser voted proxies on behalf of the requesting client.

The above records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an easily accessible location. In lieu of keeping copies of proxy statements, Adviser may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

VII.Disclosure

Adviser will provide a summary of this Proxy Voting Policy via Adviser’s Part 2 of Form ADV to clients who establish accounts with it or investors in private investment funds managed by it upon initiation of the client relationship or investment in the fund, as the case may be. Adviser will provide a copy of this Proxy Voting Policy or information on how it voted proxies to clients, or to investors in its funds, upon written request.

VIII.Review

The Chief Compliance Officer or his/her designee shall conduct a periodic review, no less than annually, which shall comprise of the following elements:

1.Review a sample of the record of voting delegation against voting results to determine if Adviser is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

2.Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

3.Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of voting results and the general functioning of this policy; and

4.Prepare annual review workpapers pertaining to the audit conducted and include any findings in a written report which will be maintained by the Chief Compliance Officer or his/her designee.

SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

(MProved Funds)

OTHER INFORMATION

Item 28. Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 4 on May 18, 2016.
(b)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 18 on October 31, 2016.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement between the Trust, on behalf of the MProved Funds, and Magnetar Asset Management LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(A)
First Amendment to Investment Advisory Agreement between the Trust, on behalf of the MProved Funds, and Magnetar Asset Management LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 60 on April 30, 2019.

(e)	(i)
Distribution Agreement between the Trust, on behalf of the MProved Funds, and Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective No. 32 on December 26, 2017.

(A)	Novation Agreement dated March 31, 2020 – incorporated herein by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 80 on April 28, 2020.

(f)		Bonus or Profit Sharing Contracts – not applicable.
(g)	(i)
Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
Amendment to Custodian Agreement with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
Amendment to Fund Administration Servicing Agreement with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

1

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
Amendment to Fund Accounting Servicing Agreement with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 60 on April 30, 2019.

(iii)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.

(A)
Amendment to Transfer Agent Agreement with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(iv)	Power of Attorney dated July 23, 2020 – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 103 on August 26, 2020.
(v)	Operating Expenses Limitation Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(A)
First Amendment to Operating Expenses Limitation Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 60 on April 30, 2019.

(B)
Second Amendment to Operating Expenses Limitation Agreement – incorporated herein by reference to Registrant's Registration Statement filed on Form N-1A as Post-Effective Amendment No. 80 on April 28, 2020.

(i)
Opinion and Consent of Counsel by Goodwin Procter LLP with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(j)		Consent of Independent Registered Public Accounting Firm by Ernst & Young, LLP, – filed herewith.
(k)		Omitted Financial Statements – not applicable.
(l)		Initial Capital Agreement – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on November 20, 2015.
(m)
Rule 12b-1 Plan by the Trust with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(n)
Rule 18f-3 Plan by the Trust with respect to the MProved Funds – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

(o)		Reserved
(p)	(i)	Code of Ethics for the Trust – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 1 on November 5, 2015.
	(ii)	Code of Ethics for Magnetar Asset Management LLC – incorporated herein by reference to Registrant’s Registration Statement filed on Form N-1A as Post-Effective Amendment No. 32 on December 26, 2017.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

2

Item 30. Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated Bylaws, and Section 8 of the Distribution Agreement. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)Quasar Distributors, LLC, the Registrant’s principal underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.    Aasgard Small & Mid Cap Fund, Series of Advisors Series Trust
2.    American Trust Allegiance Fund, Series of Advisors Series Trust
3.    Capital Advisors Growth Fund, Series of Advisors Series Trust
4.    Chase Growth Fund, Series of Advisors Series Trust
5.    Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
6.    Edgar Lomax Value Fund, Series of Advisors Series Trust
7.    First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
8.    First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
9.    Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
10.    Huber Large Cap Value Fund, Series of Advisors Series Trust
11.    Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.    Huber Mid Cap Value Fund, Series of Advisors Series Trust
13.    Huber Small Cap Value Fund, Series of Advisors Series Trust
14.    Logan Capital International Fund, Series of Advisors Series Trust
15.    Logan Capital Large Cap Core Fund, Series of Advisors Series Trust
16.    Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
17.    Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust
18.    O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
3

19.    PIA BBB Bond Fund, Series of Advisors Series Trust
20.    PIA High Yield Fund, Series of Advisors Series Trust
21.    PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust
22.    PIA MBS Bond Fund, Series of Advisors Series Trust
23.    PIA Short-Term Securities Fund, Series of Advisors Series Trust
24.    Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
25.    Poplar Forest Partners Fund, Series of Advisors Series Trust
26.    Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
27.    Pzena International Small Cap Value Fund, Series of Advisors Series Trust
28.    Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.    Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.    Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
31.    Scharf Fund, Series of Advisors Series Trust
32.    Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.    Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.    Semper MBS Total Return Fund, Series of Advisors Series Trust
35.    Semper Short Duration Fund, Series of Advisors Series Trust
36.    Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
37.    Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
38.    The Aegis Funds
39.    Allied Asset Advisors Funds
40.    Alpha Architect ETF Trust
41.    Angel Oak Funds Trust
42.    Barrett Opportunity Fund, Inc.
43.    Bridges Investment Fund, Inc.
44.    Brookfield Investment Funds
45.    Buffalo Funds
46.    Cushing® Mutual Funds Trust
47.    DoubleLine Funds Trust
48.    Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
49.    AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
50.    AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
51.    AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
52.    AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
53.    The Acquirers Fund, Series of ETF Series Solutions
54.    AI Powered International Equity ETF, Series of ETF Series Solutions
55.    AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions
56.    AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
57.    Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
58.    Aptus Defined Risk ETF, Series of ETF Series Solutions
59.    Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
60.    Blue Horizon BNE ETF, Series of ETF Series Solutions
61.    CBOE Vest S&P 500 Dividend Aristocrats Target Income ETF, Series of ETF Series Solutions
62.    Change Finance Diversified Impact US Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions
63.    ClearShares OCIO ETF, Series of ETF Series Solutions
64.    ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
65.    ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
66.    Deep Value ETF, Series of ETF Series Solutions
67.    Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.    Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
69.    Hoya Capital Housing ETF, Series of ETF Series Solutions
70.    LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
71.    LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
72.    LHA Market State US Tactical ETF, Series of ETF Series Solutions
73.    Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
74.    Loncar China BioPharma ETF, Series of ETF Series Solutions
75.    Nationwide Maximum Diversification Emerging Markets Core Equity ETF, Series of ETF Series Solutions
76.    Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions
4

77.    Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions
78.    Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions
79.    Nationwide Risk-Managed Income ETF, Series of ETF Series Solutions
80.    NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
81.    Opus Small Cap Value ETF, Series of ETF Series Solutions
82.    Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions
83.    US Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
84.    US Global JETS ETF, Series of ETF Series Solutions
85.    US Vegan Climate ETF, Series of ETF Series Solutions
86.    Volshares Large Cap ETF, Series of ETF Series Solutions
87.    First American Funds, Inc.
88.    FundX Investment Trust
89.    The Glenmede Fund, Inc.
90.    The Glenmede Portfolios
91.    The GoodHaven Funds Trust
92.    Greenspring Fund, Incorporated
93.    Harding, Loevner Funds, Inc.
94.    Hennessy Funds Trust
95.    Horizon Funds
96.    Hotchkis & Wiley Funds
97.    Intrepid Capital Management Funds Trust
98.    Jacob Funds Inc.
99.    The Jensen Quality Growth Fund Inc.
100.    Kirr, Marbach Partners Funds, Inc.
101.    AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
102.    Core Alternative ETF, Series of Listed Funds Trust
103.    Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
104.    LKCM Funds
105.    LoCorr Investment Trust
106.    Lord Asset Management Trust
107.    MainGate Trust
108.    ATAC Rotation Fund, Series of Managed Portfolio Series
109.    Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
110.    Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
111.    Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
112.    Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
113.    Great Lakes Bond Fund, Series of Managed Portfolio Series
114.    Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
115.    Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
116.    Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
117.    Jackson Square Global Growth Fund, Series of Managed Portfolio Series
118.    Jackson Square International Growth Fund, Series of Managed Portfolio Series
119.    Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
120.    Jackson Square Select 20 Growth Fund, Series of Managed Portfolio Series
121.    Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
122.    LK Balanced Fund, Series of Managed Portfolio Series
123.    Muhlenkamp Fund, Series of Managed Portfolio Series
124.    Nuance Concentrated Value Fund, Series of Managed Portfolio Series
125.    Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
126.    Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
127.    Port Street Quality Growth Fund, Series of Managed Portfolio Series
128.    Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
129.    Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
130.    Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
131.    TorrayResolute Small/Mid Cap Growth Fund, Series of Managed Portfolio Series
132.    Tortoise Energy Evolution Fund, Series of Managed Portfolio Series
133.    Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
134.    Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
135.    Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
5

136.    Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
137.    Argent Small Cap Fund, Series of Manager Directed Portfolios
138.    Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
139.    Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
140.    iM DBi Hedge Strategy ETF, Series of Manager Directed Portfolios
141.    iM DBi Managed Futures Strategy ETF, Series of Manager Directed Portfolios
142.    iM Dolan McEniry Corporate Bond Fund, Series of Manager Directed Portfolios
143.    Pemberwick Fund, Series of Manager Directed Portfolios
144.    Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
145.    Matrix Advisors Funds Trust
146.    Matrix Advisors Value Fund, Inc.
147.    Monetta Trust
148.    Nicholas Equity Income Fund, Inc.
149.    Nicholas Fund, Inc.
150.    Nicholas II, Inc.
151.    Nicholas Limited Edition, Inc.
152.    Permanent Portfolio Family of Funds
153.    Perritt Funds, Inc.
154.    Procure ETF Trust II
155.    Professionally Managed Portfolios
156.    Prospector Funds, Inc.
157.    Provident Mutual Funds, Inc.
158.    RBC Funds Trust
159.    Abbey Capital Futures Strategy Fund, Series of RBB Fund, Inc.
160.    Abbey Capital Multi-Asset Fund, Series of RBB Fund, Inc.
161.    Adara Smaller Companies Fund, Series of RBB Fund, Inc.
162.    Aquarius International Fund, Series of RBB Fund, Inc.
163.    Bogle Small Cap Growth Fund, Series of RBB Fund, Inc.
164.    Boston Partners All Cap Value Fund, Series of RBB Fund, Inc.
165.    Boston Partners Emerging Markets Fund, Series of RBB Fund, Inc.
166.    Boston Partners Emerging Markets Long/Short Fund, Series of RBB Fund, Inc.
167.    Boston Partners Global Equity Advantage Fund, Series of RBB Fund, Inc.
168.    Boston Partners Global Equity Fund, Series of RBB Fund, Inc.
169.    Boston Partners Global Long/Short Fund, Series of RBB Fund, Inc.
170.    Boston Partners Long/Short Equity Fund, Series of RBB Fund, Inc.
171.    Boston Partners Long/Short Research Fund, Series of RBB Fund, Inc.
172.    Boston Partners Small Cap Value II Fund, Series of RBB Fund, Inc.
173.    Campbell Advantage Fund, Series of RBB Fund, Inc.
174.    Campbell Systematic Macro Fund, Series of RBB Fund, Inc.
175.    MFAM Small-Cap Growth ETF, Series of RBB Fund, Inc.
176.    Motley Fool 100 Index ETF, Series of RBB Fund, Inc.
177.    Orinda Income Opportunities Fund, Series of RBB Fund, Inc.
178.    SGI Conservative Fund, Series of RBB Fund, Inc.
179.    SGI Global Equity Fund, Series of RBB Fund, Inc.
180.    SGI Peak Growth Fund, Series of RBB Fund, Inc.
181.    SGI Prudent Growth Fund, Series of RBB Fund, Inc.
182.    SGI U.S. Large Cap Equity Fund, Series of RBB Fund, Inc.
183.    SGI U.S. Large Cap Equity VI Portfolio, Series of RBB Fund, Inc.
184.    SGI U.S. Small Cap Equity Fund, Series of RBB Fund, Inc.
185.    WPG Partners Small/Micro Cap Value Fund, Series of RBB Fund, Inc.
186.    Series Portfolios Trust
187.    Thompson IM Funds, Inc.
188.    TrimTabs ETF Trust
189.    Trust for Advised Portfolios
190.    Barrett Growth Fund, Series of Trust for Professional Managers
191.    Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
192.    Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
193.    Convergence Long/Short Equity Fund, Series of Trust for Professional Managers
194.    Convergence Market Neutral Fund, Series of Trust for Professional Managers
6

195.    CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
196.    Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
197.    Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
198.    Jensen Quality Value Fund, Series of Trust for Professional Managers
199.    Marketfield Fund, Series of Trust for Professional Managers
200.    Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
201.    Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers
202.    Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
203.    Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers
204.    Snow Capital Long/Short Opportunity Fund, Series of Trust for Professional Managers
205.    Snow Capital Small Cap Value Fund, Series of Trust for Professional Managers
206.    Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
207.    USQ Core Real Estate Fund
208.    Wall Street EWM Funds Trust
209.    Wisconsin Capital Funds, Inc.

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan L. LaFond	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer A. Brunner	111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202	Vice President and Co-Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)    Not applicable.

7

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, WI 53202
Registrant’s Investment Adviser	Magnetar Asset Management LLC 1603 Orrington Avenue, 13th Floor Evanston, IL 60201
Item 34. Management Services
    Not applicable.
Item 35. Undertakings
    Not applicable.

8

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Series Portfolios Trust, certifies that this Post-Effective Amendment No. 113 to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and has duly caused this Post-Effective Amendment No. 113 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 2021.

Series Portfolios Trust

By: /s/ Ryan L. Roell
Ryan L. Roell
President

    Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 113 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel B. Willey*	Trustee	April 29, 2021
Daniel B. Willey

/s/ Debra McGinty-Poteet*	Trustee	April 29, 2021
Debra McGinty-Poteet

/s/ Koji Felton*	Trustee	April 29, 2021
Koji Felton

/s/ Jeanine M. Bajczyk*	Trustee	April 29, 2021
Jeanine M. Bajczyk

/s/ Ryan L. Roell	President and Principal	April 29, 2021
Ryan L. Roell	Executive Officer

/s/ Cullen O. Small*	Treasurer and Principal	April 29, 2021
Cullen O. Small	Financial Officer

*By: /s/ Ryan L. Roell
Ryan L. Roell Attorney-In Fact pursuant to Power of Attorney

9